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                                                                    Exhibit 10.2


                         MARLIN BUSINESS SERVICES CORP.

                        2003 EMPLOYEE STOCK PURCHASE PLAN
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                                TABLE OF CONTENTS


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
I.       PURPOSE OF THE PLAN................................    1

II.      DEFINITIONS........................................    1

III.     ADMINISTRATION OF THE PLAN.........................    4

IV.      STOCK SUBJECT TO PLAN..............................    4

V.       OFFERING PERIODS...................................    4

VI.      ELIGIBILITY........................................    5

VII.     PAYROLL DEDUCTIONS.................................    5

VIII.    PURCHASE RIGHTS....................................    6

IX.      ACCRUAL LIMITATIONS................................    9

X.       EFFECTIVE DATE AND TERM OF THE PLAN................   10

XI.      AMENDMENT OF THE PLAN..............................   10

XII.     GENERAL PROVISIONS.................................   11

SCHEDULE A..................................................  A-1

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I.       PURPOSE OF THE PLAN

         The Plan (as defined in Article II) is intended to promote the interests of the Company (as defined in Article II) by providing eligible employees of a Participating Employer (as defined in Article II) with the opportunity to acquire a proprietary interest in the Company through participation in a payroll deduction-based employee stock purchase plan designed to qualify under section 423 of the Code. The Plan is not intended and shall not be construed as constituting an "employee benefit plan," within the meaning of section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

II.      DEFINITIONS

         A. "Board" shall mean the Company's Board of Directors.

         B. "Change in Control" shall mean a change in ownership of the Company pursuant to any of the following transactions:

                  (i) Any "person" (as such term is used in sections 13(d) and 14(d) of the Exchange Act) becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 40% of the voting power of the then outstanding securities of the Company; provided that a Change in Control shall not be deemed to occur as a result of the initial public offering of the Common Stock and a Change in Control shall not be deemed to occur as a result of a transaction in which the Company becomes a subsidiary of another corporation and in which the shareholders of the Company, immediately prior to the transaction, will beneficially own, immediately after the transaction, shares entitling such shareholders to more than 40% of all votes to which all shareholders of the parent corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote);

                  (ii) The consummation of (A) a merger or consolidation of the Company with another corporation where the shareholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such shareholders to more than 40% of all votes to which all shareholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote), (B) a sale or other disposition of all or substantially all of the assets of the Company, or (C) a liquidation or dissolution of the Company; or

                  (iii) After the date on which this Plan is approved by the shareholders of the Company, directors are elected such that a majority of the members of the Board shall have been members of the Board for less than two years, unless the election or nomination for election of each new director who was not a director at the beginning of such two-year period was approved by a vote of

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         at least two-thirds of the directors then still in office who were directors at the beginning of such period.

         C. "Code" shall mean the Internal Revenue Code of 1986, as amended.

         D. "Common Stock" shall mean the common stock of the Company.

         E. "Company Affiliate" shall mean any parent or subsidiary corporation of the Company (as determined in accordance with section 424 of the Code), whether now existing or subsequently established.

         F. "Company" shall mean Marlin Business Services Corp., a Pennsylvania corporation, and any corporate successor to all or substantially all of the assets or voting stock of Marlin Business Services Corp. that shall by appropriate action adopt the Plan.

         G. "Compensation" shall mean (i) the regular base salary paid to a Participant by one or more Participating Employers during the Participant's period of participation in one or more offering periods under the Plan plus (ii) all overtime payments, commissions, profit-sharing distributions or other incentive-type payments received during such period. Such Compensation shall be calculated before deduction of (A) any income or employment tax withholdings or
(B) any contributions made by the Participant to any section 401(k) of the Code salary deferral plan or any section 125 of the Code cafeteria benefit program now or hereafter established by the Company or any Company Affiliate. However, Compensation shall NOT include any contributions made by the Company or any Company Affiliate on the Participant's behalf to any employee benefit or welfare plan now or hereafter established (other than section 401(k) of the Code or section 125 of the Code contributions deducted from such Compensation).

         H. "Effective Time" shall mean the time at which the Underwriting Agreement is executed and the Common Stock is priced for the initial public offering of such Common Stock. Any Company Affiliate that becomes a Participating Employer after such Effective Time shall designate an effective date with respect to its employee-Participants.

         I. "Eligible Employee" shall mean any person who is employed by a Participating Employer on a basis under which he or she is regularly expected to render more than twenty (20) hours of service per week for more than five (5) months per calendar year for earnings considered wages under section 3401(a) of the Code.

         J. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

         K. "Fair Market Value" per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

                  (i) If the Common Stock is at the time traded on the Nasdaq National Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market and

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         published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange and published in The Wall Street Journal. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

                  (iii) For purposes of the initial offering period that begins at the Effective Time, the Fair Market Value shall be deemed to be equal to the price per share at which the Common Stock is sold in the initial public offering pursuant to the Underwriting Agreement.

         L. "1933 Act" shall mean the Securities Act of 1933, as amended.

         M. "Participant" shall mean any Eligible Employee of a Participating Employer who is actively participating in the Plan.

         N. "Participating Employer" shall mean the Company and such Company Affiliate(s) as may be authorized from time to time by the Board to extend the benefits of the Plan to their Eligible Employees. The Participating Employers in the Plan are listed in the attached Schedule A.

         O. "Plan" shall mean the Marlin Business Services Corp. 2003 Employee Stock Purchase Plan, as set forth in this document.

         P. "Plan Administrator" shall mean the committee of two (2) or more Board members appointed by the Board to administer the Plan or such other committee appointed by the Board to administer the Plan.

         Q. "Purchase Date" shall mean the last business day of each Purchase Interval. The initial Purchase Date shall be June 30, 2004.

         R. "Purchase Interval" shall mean each successive six (6)-month period within a particular offering period at the end of which there shall be purchased shares of Common Stock on behalf of each Participant.

         S. "Stock Exchange" shall mean either the American Stock Exchange or the New York Stock Exchange.

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         T. "Underwriting Agreement" shall mean the agreement between the
Company and the underwriter or underwriters managing the initial public offering of the Common Stock.

III.     ADMINISTRATION OF THE PLAN

         The Plan Administrator shall have full discretionary authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it may deem necessary in order to comply with the requirements of section 423 of the Code. Decisions of the Plan Administrator shall be final and binding on all parties having an interest in the Plan. As a condition of participating in the Plan, all Participants must acknowledge, in writing or by completing the enrollment forms to participate in the Plan, that all decisions and determinations of the Plan Administrator shall be final and binding on the Participant, his or her beneficiaries and any other person having or claiming an interest under the Plan on behalf of the Participant.

IV.      STOCK SUBJECT TO PLAN

         A. The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares of Common Stock purchased on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 200,000 shares.

         B. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Company's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and class of securities issuable under the Plan, (ii) the maximum number and class of securities purchasable per Participant on any one Purchase Date, (iii) the maximum number and class of securities purchasable in total by all Participants on any one Purchase Date, and (iv) the number and class of securities and the price per share in effect under each outstanding purchase right, in order to prevent the dilution or enlargement of benefits thereunder.

V.       OFFERING PERIODS

         A. Shares of Common Stock shall be offered for purchase under the Plan through a series of overlapping offering periods until such time as (i) the maximum number of shares of Common Stock available for issuance under the Plan shall have been purchased or (ii) the Plan shall have been sooner terminated.

         B. Each offering period shall be of such duration (not to exceed twelve
(12) months) as determined by the Plan Administrator prior to the start date of such offering period. Offering periods shall commence at six (6) month intervals on the first business day of January and July each year over the term of the Plan. Accordingly, two (2) separate offering periods shall commence in each calendar year the Plan remains in existence. However, the initial offering period shall commence at the Effective Time and terminate on the last business day in December 2004.

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         C. Each offering period shall consist of a series of one or more successive Purchase Intervals. Purchase Intervals shall run from the first business day in January to the last business day in June each year and from the first business day in July to the last business day in December each year. However, the first Purchase Interval in effect under the initial offering period shall commence at the Effective Time and terminate on the last business day in June 2004.

         D. Should the Fair Market Value per share of Common Stock on any Purchase Date within a particular offering period be less than the Fair Market Value per share of Common Stock on the start date of that offering period, then the individuals participating in such offering period shall, immediately after the purchase of shares of Common Stock on their behalf on such Purchase Date, be transferred from that offering period and automatically enrolled in the next offering period commencing after such Purchase Date.

VI.      ELIGIBILITY

         A. Each individual who is an Eligible Employee on the start date of any offering period under the Plan may enter that offering period on such start date. However, an Eligible Employee may participate in only one offering period at a time. For the initial offering period commencing at the Effective Time, each individual who is an Eligible Employee at that time shall automatically be enrolled as a Participant with a contribution rate equal to ten percent (10%) of his or her Compensation.

         B. Except as otherwise provided in Sections V.D and VI.A. above, an Eligible Employee must, in order to participate in the Plan for a particular offering period, complete the enrollment forms prescribed by the Plan Administrator (including a stock purchase agreement and a payroll deduction authorization) and file such forms with the Plan Administrator (or its designate) at such time on or before the start date of that offering period, as determined by the Plan Administrator.

VII.     PAYROLL DEDUCTIONS

         A. The payroll deduction authorized by the Participant for purposes of acquiring shares of Common Stock during an offering period may be any multiple of one percent (1%) of the Compensation paid to the Participant during each Purchase Interval within that offering period, up to a maximum of ten percent (10%). The deduction rate so authorized shall continue in effect throughout the offering period, except to the extent such rate is changed in accordance with the following guidelines:

                  (i) The Participant may, at any time during the offering period, reduce his or her rate of payroll deduction (or, to the extent applicable, the percentage of Compensation to serve as his or her lump sum contribution for the initial Purchase Interval of the first offering period) to become effective as soon as possible after filing the appropriate form with the Plan Administrator. The Participant may not, however, effect more than one (1) such reduction per Purchase Interval.

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                  (ii) The Participant may, prior to the commencement of any new
         Purchase Interval within the offering period, increase the rate of his or her payroll deduction by filing the appropriate form with the Plan Administrator. The new rate (which may not exceed the ten percent (10%) maximum) shall become effective on the start date of the first Purchase Interval following the filing of such form.

         B. Payroll deductions shall begin on the first pay day administratively feasible following the start date of the offering period and shall (unless sooner terminated by the Participant) continue through the pay day ending with or immediately prior to the last day of that offering period. The amounts so collected shall be credited to the Participant's book account under the Plan, but no interest shall be paid on the balance from time to time outstanding in such account. The amounts collected from the Participant shall not be required to be held in any segregated account or trust fund and may be commingled with the general assets of the Company and used for general corporate purposes.

         C. For the initial Purchase Interval of the first offering period under the Plan, no payroll deductions shall be required of the Participant until such time as the Participant affirmatively elects to commence such payroll deductions following his or her receipt of the 1993 Act prospectus for the Plan. In the absence of such payroll deductions, if the Participant elects to have shares of Common Stock purchased on his or her behalf on the Purchase Date for that initial Purchase Interval, the Participant will be required to contribute the applicable percentage of his or her Compensation to the Plan in a lump sum payment immediately prior to the close of that Purchase Interval.

         D. Payroll deductions shall automatically cease upon the termination of the Participant's purchase right in accordance with the provisions of the Plan.

         E. The Participant's acquisition of Common Stock under the Plan on any Purchase Date shall neither limit nor require the Participant's acquisition of Common Stock on any subsequent Purchase Date, whether within the same or a different offering period.

VIII.    PURCHASE RIGHTS

         A. Grant of Purchase Rights. A Participant shall be granted a separate purchase right for each offering period in which he or she is enrolled. The purchase right shall be granted on the start date of the offering period and shall provide the Participant with the right to purchase shares of Common Stock, in a series of successive installments during that offering period, upon the terms set forth below. The Participant shall execute a stock purchase agreement embodying such terms and such other provisions (not inconsistent with the Plan) as the Plan Administrator may deem advisable.

         Under no circumstances shall purchase rights be granted under the Plan to any Eligible Employee if such individual would, immediately after the grant, own (within the meaning of section 424(d) of the Code) or hold outstanding options or other rights to purchase,

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stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any Company Affiliate.

         B. Exercise of the Purchase Right. Each purchase right shall be automatically exercised in installments on each successive Purchase Date within the offering period, and shares of Common Stock shall accordingly be purchased on behalf of each Participant on each such Purchase Date. The purchase shall be effected by applying the Participant's payroll deductions (or, to the extent applicable, his or her lump sum contribution) for the Purchase Interval ending on such Purchase Date to the purchase of whole shares of Common Stock at the purchase price in effect for the Participant for that Purchase Date.

         C. Purchase Price. The purchase price per share at which Common Stock will be purchased on the Participant's behalf on each Purchase Date within the particular offering period in which he or she is enrolled shall be equal to, unless the Plan Administrator determines otherwise prior to the beginning of the particular offering period, ninety-five percent (95%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of that offering period or (ii) the Fair Market Value per share of Common Stock on that Purchase Date.

         D. Number of Purchasable Shares. The number of shares of Common Stock purchasable by a Participant on each Purchase Date during the particular offering period in which he or she is enrolled shall be the number of whole shares obtained by dividing the amount collected from the Participant through payroll deductions during the Purchase Interval ending with that Purchase Date (or, to the extent applicable, his or her lump sum contribution for that Purchase Interval) by the purchase price in effect for the Participant for that Purchase Date. However, the maximum number of shares of Common Stock purchasable per Participant on any one Purchase Date shall not exceed 900 shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization. In addition, the maximum number of shares of Common Stock purchasable in total by all Participants in the Plan on any one Purchase Date shall not exceed 50,000 shares, subject to periodic adjustments in the event of certain changes in the Company's capitalization. However, the Plan Administrator shall have the discretionary authority, exercisable prior to the start of any offering period under the Plan, to increase or decrease the limitations to be in effect for the number of shares purchasable per Participant and in total by all Participants enrolled in that particular offering period on each Purchase Date which occurs during that offering period.

         E. Excess Payroll Deductions. Any payroll deductions not applied to the purchase of shares of Common Stock on any Purchase Date because they are not sufficient to purchase a whole share of Common Stock shall be held for the purchase of Common Stock on the next Purchase Date. However, any payroll deductions not applied to the purchase of Common Stock by reason of the limitation on the maximum number of shares purchasable per Participant or in total by all Participants on the Purchase Date shall be promptly refunded.

         F. Suspension of Payroll Deductions. In the event that a Participant is, by reason of the accrual limitations in Article IX, precluded from purchasing additional shares of Common Stock on one or more Purchase Dates during the offering period in which he or she is enrolled, then no further payroll deductions shall be collected from such Participant with respect to those

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Purchase Dates. The suspension of such deductions shall not terminate the
Participant's purchase right for the offering period in which he or she is enrolled, and payroll deductions shall automatically resume on behalf of such Participant once he or she is again able to purchase shares during that offering period in compliance with the accrual limitations of Article IX.

         G. Withdrawal from Offering Period. The following provisions shall govern the Participant's withdrawal from an offering period:

                  (i) A Participant may withdraw from the offering period in which he or she is enrolled at any time prior to the next scheduled Purchase Date by filing the appropriate form with the Plan Administrator (or its designate), and no further payroll deductions shall be collected from the Participant with respect to that offering period. Any payroll deductions collected during the Purchase Interval in which such withdrawal occurs shall, at the Participant's election, be immediately refunded or held for the purchase of shares on the next Purchase Date. If no such election is made at the time of such withdrawal, then the payroll deductions collected from the Participant during the Purchase Interval in which such withdrawal occurs shall be refunded as soon as possible.

                  (ii) The Participant's withdrawal from a particular offering period shall be irrevocable, and the Participant may not subsequently rejoin that offering period at a later date. In order to resume participation in any subsequent offering period, such individual must re-enroll in the Plan (by making a timely filing of the prescribed enrollment forms) on or before the start date of that offering period.

         H. Termination of Purchase Right. Should the Participant cease to remain an Eligible Employee for any reason (including death, disability or change in status) while his or her purchase right remains outstanding, then that purchase right shall immediately terminate, and all of the Participant's payroll deductions for the Purchase Interval in which the purchase right so terminates shall be immediately refunded.

         I. Change in Control. Each outstanding purchase right shall automatically be exercised, immediately prior to the effective date of any Change in Control, by applying the payroll deductions of each Participant for the Purchase Interval in which such Change in Control occurs to the purchase of whole shares of Common Stock at a purchase price per share equal to, unless the Plan Administrator determines otherwise prior to the beginning of the particular offering period, ninety-five percent (95%) of the lower of (i) the Fair Market Value per share of Common Stock on the start date of the offering period in which such individual is enrolled at the time of such Change in Control or (ii) the Fair Market Value per share of Common Stock immediately prior to the effective date of such Change in Control. However, the applicable limitation on the number of shares of Common Stock purchasable per Participant shall continue to apply to any such purchase, but not the limitation applicable to the maximum number of shares of Common Stock purchasable in total by all Participants on any one Purchase Date.

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         The Company shall use its best efforts to provide at least ten (10)
days' prior written notice of the occurrence of any Change in Control, and Participants shall, following the receipt of such notice, have the right to terminate their outstanding purchase rights prior to the effective date of the Change in Control.

         J. Proration of Purchase Rights. Should the total number of shares of Common Stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Plan, the Plan Administrator shall make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each Participant, to the extent in excess of the aggregate purchase price payable for the Common Stock pro-rated to such individual, shall be refunded.

         K. Assignability. The purchase right shall be exercisable only by the Participant and shall not be assignable or transferable by the Participant.

         L. Shareholder Rights. A Participant shall have no shareholder rights with respect to the shares subject to his or her outstanding purchase right until the shares are purchased on the Participant's behalf in accordance with the provisions of the Plan and the Participant has become a holder of record of the purchased shares.

IX.      ACCRUAL LIMITATIONS

         A. No Participant shall be entitled to accrue rights to acquire Common Stock pursuant to any purchase right outstanding under this Plan if and to the extent such accrual, when aggregated with (i) rights to purchase Common Stock accrued under any other purchase right granted under this Plan and (ii) similar rights accrued under other employee stock purchase plans (within the meaning of section 423 of the Code)) of the Company or any Company Affiliate, would otherwise permit such Participant to purchase more than Twenty-Five Thousand Dollars ($25,000.00) worth of stock of the Company or any Company Affiliate (determined on the basis of the Fair Market Value per share on the date or dates such rights are granted) for each calendar year such rights are at any time outstanding.

         B. For purposes of applying such accrual limitations to the purchase rights granted under the Plan, the following provisions shall be in effect:

                  (i) The right to acquire Common Stock under each outstanding purchase right shall accrue in a series of installments on each successive Purchase Date during the offering period in which such right remains outstanding.

                  (ii) No right to acquire Common Stock under any outstanding purchase right shall accrue to the extent the Participant has already accrued in the same calendar year the right to acquire Common Stock under one or more other purchase rights at a rate equal to Twenty-Five Thousand Dollars ($25,000.00) worth of Common Stock (determined on the basis of the Fair Market Value per share on the date or dates of grant) for each calendar year such rights were at any time outstanding.

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         C. If by reason of such accrual limitations, any purchase right of a
Participant does not accrue for a particular Purchase Interval, then the payroll deductions that the Participant made during that Purchase Interval with respect to such purchase right shall be promptly refunded.

         D. In the event there is any conflict between the provisions of this Article and one or more provisions of the Plan or any instrument issued thereunder, the provisions of this Article shall be controlling.

X.       EFFECTIVE DATE AND TERM OF THE PLAN

         A. The Plan was adopted by the Board on October 12, 2003, and shall become effective at the Effective Time, provided no purchase rights granted under the Plan shall be exercised, and no shares of Common Stock shall be issued hereunder, until (i) the Plan shall have been approved by the shareholders of the Company and (ii) the Company shall have complied with all applicable requirements of the 1933 Act (including the registration of the shares of Common Stock issuable under the Plan on a Form S-8 registration statement filed with the Securities and Exchange Commission), all applicable listing requirements of any stock exchange (or the Nasdaq National Market, if applicable) on which the Common Stock is listed for trading and all other applicable requirements established by law or regulation. In the event such shareholder approval is not obtained, or such compliance is not effected, within twelve (12) months after the date on which the Plan is adopted by the Board, the Plan shall terminate and have no further force or effect, and all sums collected from Participants during the initial offering period hereunder shall be refunded.

         B. Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) the last business day in October 2013, (ii) the date on which all shares available for issuance under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all purchase rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

XI.      AMENDMENT OF THE PLAN

         A. The Board may alter, amend, suspend or terminate the Plan at any time to become effective immediately following the close of any Purchase Interval. However, the Plan may be amended or terminated immediately upon Board action, if and to the extent necessary to assure that the Company will not recognize, for financial reporting purposes, any compensation expense in connection with the shares of Common Stock offered for purchase under the Plan, should the financial accounting rules applicable to the Plan at the Effective Time be subsequently revised so as to require the Company to recognize compensation expense in the absence of such amendment or termination.

         B. In no event may the Board effect any of the following amendments or revisions to the Plan without the approval of the Company's shareholders: (i) increase the number of shares of Common Stock issuable under the Plan, except for permissible adjustments

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in the event of certain changes in the Company's capitalization, (ii) alter the purchase price formula so as to reduce the purchase price payable for the shares of Common Stock purchasable under the Plan or (iii) modify the eligibility requirements for participation in the Plan.

XII.     GENERAL PROVISIONS

         A. All costs and expenses incurred in the administration of the Plan shall be paid by the Company; however, each Plan Participant shall bear all costs and expenses incurred by such individual in the sale or other disposition of any shares purchased under the Plan.

         B. Nothing in the Plan shall confer upon the Participant any right to continue in the employ of the Company or any Company Affiliate for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Company Affiliate employing such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person's employment at any time for any reason, with or without cause.

         C. The provisions of the Plan shall be governed by the laws of the Commonwealth of Pennsylvania, without resort to that Commonwealth's conflict-of-laws rules.

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                                   SCHEDULE A

                             PARTICIPATING EMPLOYERS

Marlin Leasing Corporation







                                      A-1